Exhibit 10.1

sCHI:2939001.3

FIRST AMENDMENT TO
LOAN AND SERVICING AGREEMENT
(NewStar Warehouse Funding I LLC)

THIS FIRST AMENDMENT TO LOAN AND SERVICING AGREEMENT, dated as of August 5, 2015 (this “Amendment”), is entered into by and among NEWSTAR WAREHOUSE FUNDING I LLC, as the Borrower (the “Borrower”), NEWSTAR FINANCIAL, INC., as the Originator and the Collateral Manager, the Lenders identified on the signature pages hereto and CITIBANK, N.A., as the Administrative Agent (in such capacity, the “Administrative Agent”).

R E C I T A L S

WHEREAS, the above-named parties have entered into that certain Loan and Servicing Agreement, dated as of May 5, 2015 (as amended, the “Agreement”), by and among the Borrower, the Originator, the Collateral Manager, each of the Lenders from time to time party thereto, the Administrative Agent and U.S. Bank National Association, as the Trustee and the Custodian;

WHEREAS, pursuant to and in accordance with Section 13.1 of the Agreement, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

Each capitalized term used but not defined herein has the meaning ascribed thereto in the Agreement.

SECTION 2. Amendments.

2.1 The definition of “Facility Amount” in Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Facility Amount”:  $250,000,000. Notwithstanding the foregoing, on or after the Commitment Termination Date, the Facility Amount shall mean the Advances Outstanding.

2.2 Section 1.1 of the Agreement is amended to add the definition of “First Amendment Effective Date” thereto as alphabetically appropriate as follows:

“First Amendment Effective Date”: August 5, 2015.

2.3The reference to “$175,000,000” under the heading “Commitment” set forth opposite

Citibank, N.A.’s signature on the signature pages to the Agreement is hereby replaced with a reference to “$250,000,000”.

SECTION 3. Agreement in Full Force and Effect as Amended.

Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein and shall not constitute a novation of the Agreement. All references in the Transaction Documents to the Agreement shall be deemed to be references to the Agreement as amended hereby.

SECTION 4. Representations and Warranties.

Each of the Borrower and the Collateral Manager hereby represents and warrants as of the date of this Amendment as follows:

(a) this Amendment has been duly executed and delivered by it;

(b) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(c) there is no Event of Default, Unmatured Event of Default, or Collateral Manager Default that is continuing or would result from entering into this Amendment; and

(d)in the case of the Borrower, the representations and warranties of the Borrower set forth in Sections 4.1 and 4.2 of the Agreement, and in the case of the Collateral Manager, the representations and warranties of the Collateral Manager set forth in Section 4.3 of the Agreement, are true and correct in all material respects as of the date hereof (except those that expressly relate to an earlier date).

SECTION 5. Conditions to Effectiveness.

The effectiveness of this Amendment is subject to:

(a) receipt by the Administrative Agent of executed counterparts (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent) of this Amendment,

(b) receipt by the Administrative Agent of an opinion of counsel to the Borrower in form and substance acceptable to Administrative Agent,

(c) receipt by the Administrative Agent of a duly executed certificate from the secretary or assistant secretary of the designated manager of the Borrower, certifying to (i) the certificate of formation, , and all amendments thereto, certified by the secretary of the state of organization, (ii) operating agreement and all amendments thereto, (iii) resolutions and (iv) the incumbency and signatures of the officers or representatives executing this Amendment and any other Loan Documents to be delivered in connection herewith;

(d) receipt by Citibank, N.A. of a new Variable Funding Note reflecting the amended commitment effectuated hereby; and

(e) receipt by the parties hereto of all fees payable on the date hereof pursuant to the fee letter related hereto.

SECTION 6. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

THE BORROWER:	NEWSTAR WAREHOUSE FUNDING I LLC By: NewStar Financial, Inc., its Designated Manager
By:/s/ JOHN KIRBY BRAY
Name: John Kirby Bray
Title: Chief Financial Officer

THE ORIGINATOR AND COLLATERAL MANAGER:	NEWSTAR FINANCIAL, INC.
By:/s/ JOHN KIRBY BRAY
Name: John Kirby Bray
Title: Chief Financial Officer

[Signatures Continue on the Following Page]

First Amendment to Loan and Servicing Agreement

REVOLVING LENDERS: Commitment: $250,000,000	CITIBANK, N.A.
By:/s/ TODD D. FRITCHMAN
Name: Todd D. Fritchman
Title: Vice President

THE ADMINISTRATIVE AGENT:	CITIBANK, N.A.
By:/s/ TODD D. FRITCHMAN
Name: Todd D. Fritchman
Title: Vice President

First Amendment to Loan and Servicing Agreement